UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 14, 2020
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PUBLIX SUPER MARKETS, INC.
(Exact name of Registrant as specified in its charter)
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Florida	000-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway
Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188
(Registrant’s telephone number, including area code)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

Indemnification Agreement
Publix Super Markets, Inc. (Company) and Joseph DiBenedetto, Jr., director of the Company, entered into an Indemnification Agreement dated April 14, 2020. This Indemnification Agreement is in the same form as the Indemnification Agreement attached as an exhibit to the quarterly report of the Company on Form 10-Q for the quarter ended March 31, 2001. The Indemnification Agreement has been entered into between the Company and all of its directors and officers as previously reported.

Item 5.07.     Submission of Matters to a Vote of Security Holders
The Annual Meeting of the Company was held on April 14, 2020. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there were no solicitations in opposition to management’s solicitation. The meeting was held for the following purposes:
Election of Directors
All nominees for director listed below were elected. The term of office of the directors will be until the next Annual Meeting of Stockholders or until their successors shall be elected and qualified. The results of the election of directors were as follows:

	Votes For	Votes Against	Abstain
Jessica L. Blume	482,792,603	852,698	338,469
William E. Crenshaw	483,262,087	670,638	51,045
Joseph DiBenedetto, Jr.	482,858,532	685,132	440,306
Howard M. Jenkins	483,577,755	91 ,781	12,338
Jennifer A. Jenkins	482,977,475	694,568	40,276
Randall T. Jones, Sr.	483,078,608	787,511	117,851
Stephen M. Knopik	482,639,104	886,680	458,186
David P. Phillips	483,291,248	679,526	13,196
Advisory (Non-binding) Vote on Compensation of Named Executive Officers
The stockholders voted upon and approved, by an advisory (non-binding) vote, the compensation of the named executive officers. The results of the advisory (non-binding) vote on the compensation of the named executive officers were as follows:

Votes For	Votes Against	Abstain
481,608,563	946,330	1,429,078

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: April 15, 2020	By: /s/ David P. Phillips
David P. Phillips, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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